Exhibit 99.2

UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements have been prepared to provide pro forma information with regard to the acquisition of Wheeler Interests, LLC, Wheeler Real Estate, LLC, WHLR Management, LLC (the “Operating Companies”), which Wheeler Real Estate Investment Trust, Inc. and Subsidiaries (“Wheeler REIT” or the “Company”), through Wheeler Real Estate Investment Trust, L.P. (“Operating Partnership”), its majority-owned subsidiary, acquired through a Membership Interest Contribution Agreement. The Operating Partnership completed the acquisition on October 24, 2014.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 gives effect to the acquisition of the Operating Companies as if it occurred on September 30, 2014. The Wheeler REIT column as of September 30, 2014 represents the actual balance sheet presented in the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) filed on November 13, 2014 with the Securities and Exchange Commission (“SEC”) for the period. The pro forma adjustments column includes the preliminary estimated impact of purchase accounting and other adjustments for the periods presented.

The unaudited pro forma condensed consolidated statements of operations for the Company and the Operating Companies for the nine months ended September 30, 2014 and the year ended December 31, 2013 give effect to the Company's acquisition of the Operating Companies, as if it had occurred on the first day of the earliest period presented. The Wheeler REIT column for the nine months ended September 30, 2014 represents the results of operations presented in the Company’s Form 10-Q. The Wheeler REIT column for the year ended December 31, 2013 represents the results of operations presented in the Company’s Annual Report on Form 10-K (“Form 10-K”) filed with the SEC on March 21, 2014. The Operating Companies column includes the full period’s operating activity for the Operating Companies, as the Operating Companies were acquired subsequent to September 30, 2014 and therefore were not included in the Company’s historical financial statements. The pro forma adjustments columns include the impact of purchase accounting and other adjustments for the periods presented.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and of the acquired Operating Companies. Since the acquisition transaction closed during the fourth quarter of 2014, the Operating Companies will be included in the consolidated financial statements included in the Company's Form 10-K for the year ended December 31, 2014, to be filed with the SEC. These pro forma statements may not be indicative of the results that actually would have occurred had the anticipated acquisition been in effect on the dates indicated or which may be obtained in the future.

In management's opinion, all adjustments necessary to reflect the effects of the Operating Companies acquisition have been made. These unaudited pro forma condensed consolidated financial statements are for informational purposes only and should be read in conjunction with the historical financial statements of the Company, including the related notes thereto, which were filed with the SEC on March 21, 2014 as part of its Form 10-K for the year ended December 31, 2013 and on November 13, 2014 as part of its Form 10-Q for the nine months ended September 30, 2014.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Pro Forma Combined and Consolidated Balance Sheet
As of September 30, 2014
(unaudited)

	Wheeler	Operating	Pro Forma	Pro Forma
	REIT	Companies	Adjustments	Consolidated
	(A)	(B)	(C)
ASSETS:
Net investment properties	$137,541,065	68,288	$—	$137,609,353
Cash and cash equivalents	19,863,214	122,218	—	19,985,432
Tenant and other receivables	1,801,542	435,309	(636,334)	1,600,517
Goodwill	—	—	6,854,435	6,854,435
Deferred costs, reserves, intangibles and other assets	29,057,575	—	—	29,057,575

Total Assets	$188,263,396	$625,815	$6,218,101	$195,107,312

LIABILITIES:
Mortgages and other indebtedness	$129,792,557	$—	$—	$129,792,557
Below market lease intangibles	323,538	—	—	323,538
Accounts payable, accrued expenses and other liabilities	5,316,268	240,107	(146,191)	5,410,184
Due to affiliates	—	490,143	(490,143)	—

Total Liabilities	135,432,363	730,250	(636,334)	135,526,279

Commitments and contingencies	—	—	—	—

EQUITY:
Series A preferred stock	1,458,050	—	—	1,458,050
Series B preferred stock	37,427,213	—	—	37,427,213
Common stock	74,396	—	—	74,396
Additional paid-in capital	28,058,066	392,303	(392,303)	28,058,066
Accumulated deficit	(21,657,039)	(496,738)	496,738	(21,657,039)
Noncontrolling interest	7,470,347	—	6,750,000	14,220,347

Total Equity	52,831,033	(104,435)	6,854,435	59,581,033

Total Liabilities and Equity	$188,263,396	$625,815	$6,218,101	$195,107,312

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Pro Forma Combined and Consolidated Statement of Operations
For the Nine Months Ended September 30, 2014
(unaudited)

	Wheeler REIT	Operating Companies	Pro Forma Adjustments		Pro Forma Consolidated

	(A)	(B)	(C)
REVENUES:
Rental income	$9,396,506	$—	$(215,098)	(1)	$9,181,408
Acquisition fees	—	1,203,775	(1,203,775)	(2)	—
Management fees	—	1,688,413	(1,046,998)	(3)	641,415
Commissions	—	810,440	(290,714)	(4)	519,726
Tenant reimbursements and other income	2,069,170	183,062	(81,305)	(1)	2,170,927

Total Revenues	11,465,676	3,885,690	(2,837,890)		12,513,476

OPERATING EXPENSES AND CERTAIN
OPERATING EXPENSES OF THE ACQUIRED:
Property operating	2,987,885	—	(528,793)	(3)	2,459,092
Salaries and compensation	—	2,176,866	—		2,176,866
Commissions	—	522,940	—		522,940
Professional fees	—	44,403	—		44,403
Rent and occupancy	—	355,412	(296,403)	(1)	59,009
Depreciation and amortization	5,726,790	31,888	—		5,758,678
Provision for credit losses	18,742	—	—		18,742
Corporate general & administrative	5,258,931	560,525	(1,721,980)	(2), (3)	4,097,476

Total Operating Expenses and Certain Operating
Expenses of the Acquired	13,992,348	3,692,034	(2,547,176)		15,137,206

Operating Income (Loss) and Excess of Acquired
Revenues Over Certain Operating Expenses	(2,526,672)	193,656	(290,714)		(2,623,730)

Interest expense	(4,626,410)	(12,853)	—		(4,639,263)

Net Income (Loss) and Excess of Acquired
Revenues Over Certain Operating Expenses	$(7,153,082)	$180,803	$(290,714)		$(7,262,993)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Pro Forma Combined and Consolidated Statement of Operations
For the Year Ended December 31, 2013
(unaudited)

	Wheeler REIT	Operating Companies	Pro Forma Adjustments		Pro Forma Consolidated

	(D)	(E)	(C)
REVENUES:
Rental income	$7,158,549	$—	$(288,969)	(1)	$6,869,580
Acquisition fees	—	2,047,277	(2,047,277)	(2)	—
Management fees	—	1,634,094	(721,592)	(3)	912,502
Commissions	—	1,003,972	(164,398)	(4)	839,574
Tenant reimbursements and other income	1,548,943	453,988	(108,407)	(1)	1,894,524

Total Revenues	8,707,492	5,139,331	(3,330,643)		10,516,180

OPERATING EXPENSES AND CERTAIN OPERATING
EXPENSES OF THE ACQUIRED:
Property operating	1,713,957	—	(320,394)	(3)	1,393,563
Salaries and compensation	—	2,298,227	—		2,298,227
Commissions	—	1,253,227	—		1,253,227
Professional fees	—	239,403	—		239,403
Rent and occupancy	—	455,655	(397,376)	(1)	58,279
Depreciation and amortization	3,466,957	57,064	—		3,524,021
Provision for credit losses	106,828	—	—		106,828
Corporate general & administrative and other	5,297,166	339,770	(2,448,475)	(2), (3)	3,188,461

Total Operating Expenses and Certain Operating
Expenses of the Acquired	10,584,908	4,643,346	(3,166,245)		12,062,009

Operating Income (Loss) and Excess of Acquired
Revenues Over Certain Operating Expenses	(1,877,416)	495,985	(164,398)		(1,545,829)

Interest expense	(2,497,810)	(12,908)	—		(2,510,718)

Net Income (Loss) and Excess of Acquired
Revenues Over Certain Operating Expenses	$(4,375,226)	$483,077	$(164,398)		$(4,056,547)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
(unaudited)

Pro Forma Balance Sheet

A.	Reflects the unaudited condensed consolidated balance sheet of the Company as of September 30, 2014 included in the Company’s Form 10-Q for the nine months ended September 30, 2014.

B.	Reflects the unaudited combined balance sheet of the Operating Companies as of September 30, 2014.

C.
Represents the estimated pro forma effect of the Company’s $6.75 million acquisition of the Operating Companies, assuming it occurred on September 30, 2014. Amounts for receivables from the Company and payables to the Company as of September 30, 2014 have been eliminated. The balance of the acquisition price not allocated to tangible assets has been allocated to goodwill. The Company has not completed the purchase accounting allocation, meaning that the goodwill balance is preliminary and subject to change.

Pro Forma Statement of Operations

A.	Reflects the consolidated statement of operations of the Company for the nine months ended September 30, 2014.

B.	Amounts reflect the historical operations of the Operating Companies for the nine months ended September 30, 2014, unless otherwise noted.

C.	Represents the estimated unaudited pro forma adjustments related to the acquisition for the period presented.

(1)	Represents rental income from Wheeler Interests' use of the Company's Riversedge corporate office, which is owned by the Company.

(2)	Represents acquisition fees earned by Wheeler Interests for the provision of acquisition services to the Company.

(3)
Represents asset management, property management and corporate management fees earned by Wheeler Real Estate and WHLR Management for the provision of asset management, property management and corporate management services to the Company.

(4)	Represents leasing commissions earned by Wheeler Real Estate for the provision of leasing services to the Company.

D.	Reflects the consolidated statement of operations of the Company for the year ended December 31, 2013.

E.	Amounts reflect the historical combined operations of the Operating Companies for the year ended December 31, 2013, unless otherwise noted.